Rule 497(k)

File No. 333-174332

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Limited Duration Investment Grade Corporate ETF

First Trust Enhanced Short Maturity ETF

(each a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information

Dated February 1, 2023

Notwithstanding anything to the contrary in each Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, Scott Skowronski, Portfolio Manager of First Trust Advisors L.P. (“First Trust”), is a member of each Fund’s portfolio management team beginning on or about November 14, 2022.

Mr. Skowronski joined First Trust Advisors L.P. in November 2022 as Portfolio Manager for the Investment Grade Team and has 26 years of investment experience. Prior to joining First Trust, Mr. Skowronski was a Senior Portfolio Manager and Principal at Asset Allocation & Management, LLC (AAM) for over 10 years. In that role, he was responsible for leading the Portfolio Strategies Committee to determine sector and portfolio positioning for all investment grade bond portfolios across the firm and was also a member of the Asset Allocation Committee. Prior to that, Mr. Skowronski was an Associate Portfolio Manager at Brandes Investment Partners and was also a Fixed Income Portfolio Manager at COUNTRY Financial. He has extensive experience in portfolio management across all investment grade bond sectors including credit, securitized, and municipal bonds. Mr. Skowronski received a B.A. in Risk Management from Illinois Wesleyan University. He also holds the Chartered Financial Analyst designation and is a member of the CFA Society of Chicago.

As of November 30, 2022, Scott Skowronski managed the investment vehicles with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Scott Skowronski	4 ($7,610,501,838)	0 ($0)	8 ($3,779,316)

Please Keep this Supplement with Your Fund Prospectus, Summary prospectus and
Statement of Additional Information for Future Reference